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                                                                   Exhibit 10.36

                           QUALITY DISTRIBUTION, INC.
                      2003 RESTRICTED STOCK INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

     THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is dated as of [_______] [_], 2003, between Quality Distribution, Inc., a Florida corporation (the "Corporation") and [___________] (the "Employee").

                               W I T N E S S E T H

     WHEREAS, pursuant to the Quality Distribution, Inc. 2003 Restricted Stock Incentive Plan, as amended, restated, supplemented or otherwise modified from time-to-time (the "Plan"), the Corporation has granted to the Employee effective as of the date hereof (the "Award Date"), a right to participate in the Plan, upon the terms and conditions set forth herein and in the Plan.

     NOW THEREFORE, in consideration of services rendered and to be rendered by the Employee, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

     2.   Restricted Stock Awards.

          (a) Subject to the terms of this Agreement, the Corporation grants to the Employee an aggregate of [____] shares of Common Stock (the "Initial Restricted Stock Award") on the date hereof, at a per share price equal to the purchase price of one share of Common Stock in the Corporation's initial public offering of its Common Stock.

          (b) At the sole discretion of the Administrator, the Corporation may grant to the Employee additional shares of Common Stock (each such grant, a "Future Restricted Stock Award", and together with the Initial Restricted Stock Award, the "Restricted Stock Awards") on any Restricted Stock Award Date. Each Future Restricted Stock Award shall be granted at a per share price equal to the Fair Market Value of one share of Common Stock on the applicable Restricted Stock Award Date.

     3. Vesting. Unless accelerated in the sole discretion of the Administrator and subject to Section 8 below, Restricted Stock Awards granted under the Plan will vest fully as of December 31, 2008, and are subject to the following vesting schedule:

          (a) 20% of the Initial Restricted Stock Award shall vest on December 31 of each year (each such December 31 being referred to as a "Vesting Date"), beginning on December 31, 2004 and ending on December 31, 2008;

          (b) 25% of all Future Restricted Stock Awards, if any, granted between April 1, 2004 and March 31, 2005, inclusive, shall vest on each Vesting Date, beginning on December 31, 2005 and ending on December 31, 2008;

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          (c)  1/3 of all Future Restricted Stock Awards, if any, granted between April 1, 2005 and March 31, 2006, inclusive, shall vest on each Vesting Date, beginning on December 31, 2006 and ending on December 31, 2008;

          (d) 50% of all Future Restricted Stock Awards, if any, granted between April 1, 2006 and March 31, 2007, inclusive, shall vest on each Vesting Date, beginning on December 31, 2007 and ending on December 31, 2008; and

          (e) 100% of all Future Restricted Stock Awards, if any, granted between April 1, 2007 and March 31, 2008, inclusive, shall vest on December 31, 2008.

     4. Continuance of Employment. The vesting of Restricted Stock Awards requires continued employment or service of the Employee with the Corporation or an entity within the Company through and including each applicable Vesting Date as a condition to the vesting of the applicable installment of the Restricted Stock Award and the rights and benefits under this Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

          Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Corporation or an entity within the Company, affects the Employee's status as an employee at will who is subject to termination without cause, confers upon the Employee any right to remain employed by the Corporation or an entity within the Company, interferes in any way with the right of the Corporation or an entity within the Company at any time to terminate such employment, or affects the right of the Corporation or an entity within the Company to increase or decrease the Employee's other compensation or benefits.

          Nothing in this paragraph is intended to adversely affect any independent contractual right of the Employee without his or her consent thereto.

     5. Dividend and Voting Rights. After the Award Date, the Employee shall be entitled to cash dividends and voting rights with respect to those shares of Common Stock subject to the Restricted Stock Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Common Stock that cease to be eligible for vesting.

     6. Restrictions on Transfer. Prior to the time that they have become vested, neither the shares of Common Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, or (b) transfers by will or the laws of descent and distribution.

     7.   Stock Certificates.

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          (a)  Book Entry Form. The Corporation shall issue the shares of Common
Stock subject to the Award in book entry form, registered in the name of the Employee with notations regarding applicable restrictions on transfer.

          (b) Certificates to be Held by Corporation; Legend. Any certificates representing Common Stock that may be delivered to the Employee by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

     "THE OWNERSHIP OF THIS CERTIFICATE AND THE SHARES OF STOCK EVIDENCED HEREBY AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND QUALITY DISTRIBUTION, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF QUALITY DISTRIBUTION, INC."

          (c) Delivery of Certificates Upon Vesting. Promptly after the lapse or other release of restrictions, the Corporation shall either remove the notations on any shares of Common Stock as to which the restrictions have lapsed or been released (or such lesser number of shares as may be permitted pursuant to Section 8.5 of the Plan) and that have been issued in book entry form or the Corporation shall deliver to the Employee (or other person entitled under the Plan to receive the shares) a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released (or such lesser number as may be permitted pursuant to Section 8.5 of the Plan). The Employee or such other person shall deliver to the Corporation any representations or other documents or assurances required pursuant to
Section 8.1 of the Plan. The shares so delivered shall no longer be restricted shares hereunder.

          (d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Employee shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Employee, by acceptance of the Restricted Stock Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Employee's attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

     8.   Effect of Termination of Employment.

          (a)  Forfeiture after Certain Events. Except as provided in Section
7.2 of the Plan and Section 9 hereof, the Employee's shares of Common Stock shall be forfeited to the extent such shares have not become vested upon the date the Employee is no longer employed by the Corporation or an entity within the Company for any reason, whether with or without Cause,

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voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Administrator, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining restricted shares under any Restricted Stock Awards held by such employees, effective immediately prior to such event.

          (b) Return of Shares. Upon the occurrence of any forfeiture of shares of Common Stock hereunder, such unvested, forfeited shares shall, without payment of any consideration by the Corporation for such transfer, be automatically transferred to the Corporation, without any other action by the Employee, or the Employee's Beneficiary or Personal Representative, as the case may be. The Corporation may exercise its powers under Section 7(a) hereof and take any other action necessary or advisable to evidence such transfer. The Employee, or the Employee's Beneficiary or Personal Representative, as the case may be, shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares to the Corporation.

     9. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 7.1 of the Plan, the Administrator shall make adjustments if appropriate in the number and kind of securities that may become vested under a Restricted Stock Award. If any adjustment shall be made under Section 7.1 of the Plan or a Change in Control Event shall occur and the shares of Restricted Stock are not fully vested upon such Change in Control Event or prior thereto, the restrictions applicable to such shares of Common Stock shall continue in effect with respect to any consideration or other securities (the "Restricted Property" and, for the purposes of this Agreement, "Common Stock" shall include "Restricted Property", unless the content otherwise requires) received in respect of such Common Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Common Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Common Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 5 hereof), such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property.

     10. Tax Withholding. The Corporation (or the entity within the Company last employing the Employee) shall be entitled to require a cash payment by or on behalf of the Employee and/or to deduct from other compensation payable to the Employee any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Common Stock. Alternatively, the Employee or other person in whom the Common Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under Section 8.5 of the Plan and rules established by the Administrator, to have the Corporation (or the entity within the Company last employing the Employee) withhold and reacquire shares of Common Stock at their Fair Market Value at the time of vesting to satisfy any withholding obligations of the Company with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Administrator, as the Administrator

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may impose, and shall not be available if the Employee makes or has made an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award.

     11. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 3802 Corporex Park Drive, Tampa Florida 33619 to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

     12. Plan. The Restricted Stock Award and all rights of the Employee with respect thereto are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to Restricted Stock Awards granted to Eligible Employees. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Administrator so conferred by appropriate action of the Administrator under the Plan after the date hereof.

     13. Entire Agreement. This Restricted Stock Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to
Section 8.6 of the Plan.

     14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     15. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida without regard to conflict of law principles thereunder.

                                    * * * * *


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          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand as of the date and year first above written.



                                        QUALITY DISTRIBUTION, INC.


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        EMPLOYEE


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name

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                                                                       EXHIBIT A
                                   STOCK POWER
                                   -----------

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Quality Distribution, Inc., a Florida corporation (the "Corporation"), and _______________ (the "Employee") dated as of __________, 2003, the Employee, hereby sells, assigns and transfers to the Corporation, an aggregate _____ shares of Common Stock of the Corporation, standing in the Employee's name on the books of the Corporation and represented by stock certificate number(s) _____________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _________________ ____________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated ____________, __________


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)